Exhibit 99.1

SIMON PROPERTY GROUP MARCH 20, 2015

SIMON’S ICONIC ASSETS 2 SUNRISE (MIAMI), FL NOI: $135MM || SALES PSF: $1,149 MIAMI BEACH, FL NOI: $100MM || SALES PSF: $1,642 ORLANDO, FL NOI: $82MM || SALES PSF: $1,537 SAN DIEGO, CA NOI: $73MM || SALES PSF: $1,085 LAS VEGAS, NV NOI: $73MM || SALES PSF: $1,551 ORLANDO, FL NOI: $70MM || SALES PSF: $1,102 CENTRAL VALLEY (NEW YORK CITY), NY NOI: $116MM || SALES PSF: $1,624 LAS VEGAS, NV NOI: $99MM || SALES PSF: $1,616 HOUSTON, TX NOI: $97MM || SALES PSF: $987 GARDEN CITY (NEW YORK CITY), NY NOI: $84MM || SALES PSF: $965 Note: Figures reflect 2014 actual results. NOI based upon total property NOI. Selected assets represent Simon’s top 10 assets as ranked by 2014 total property NOI. AVENTURA MALL WOODBURY COMMON PREMIUM OUTLETS SAWGRASS MILLS THE FORUM SHOPS AT CAESARS HOUSTON GALLERIA ROOSEVELT FIELD ORLANDO VINELAND PREMIUM OUTLETS FASHION VALLEY LAS VEGAS NORTH PREMIUM OUTLETS THE FLORIDA MALL

SIMON’S ICONIC MALL ASSETS 3 MIAMI BEACH, FL NOI: $100MM || SALES PSF: $1,642 KING OF PRUSSIA (PHILADELPHIA), PA NOI: $68MM || SALES PSF: $773 ATLANTA, GA NOI: $66MM || SALES PSF: $1,047 BOCA RATON, FL NOI: $57MM || SALES PSF: $867 MIAMI, FL NOI: $56MM || SALES PSF: $1,143 LAS VEGAS, NV NOI: $99MM || SALES PSF: $1,616 GARDEN CITY (NEW YORK CITY), NY NOI: $84MM || SALES PSF: $965 Note: Figures reflect 2014 actual results. NOI based upon total property NOI. Selected assets represent Simon’s top 10 mall assets as ranked by 2014 total property NOI. THE FORUM SHOPS AT CAESARS AVENTURA MALL ROOSEVELT FIELD THE PLAZA AT KING OF PRUSSIA LENOX SQUARE TOWN CENTER AT BOCA RATON DADELAND MALL HOUSTON, TX NOI: $97MM || SALES PSF: $987 HOUSTON GALLERIA SAN DIEGO, CA NOI: $73MM || SALES PSF: $1,085 FASHION VALLEY ORLANDO, FL NOI: $70MM || SALES PSF: $1,102 THE FLORIDA MALL

SIMON HAS A DEEP POOL OF GLOBAL, HIGHLY PRODUCTIVE ASSETS

Domestic

	Property	State	Sales PSF (1)
1.	The Mall at Rockingham Park	NH	$2,105
2.	Aventura Mall	FL	1,642
3.	Woodbury Common Premium Outlets	NY	1,624
4.	The Forum Shops at Caesars	LV	1,616
5.	Las Vegas North Premium Outlets	LV	1,551
6.	Pheasant Lane Mall	NH	1,549
7.	Orlando Vineland Premium Outlets	FL	1,537
8.	Desert Hills Premium Outlets	CA	1,350
9.	Waikele Premium Outlets	HI	1,226
10.	Stanford Shopping Center	CA	1,165
11.	Sawgrass Mills	FL	1,149
12.	Orlando International Premium Outlets	FL	1,146
13.	Dadeland Mall	FL	1,143
14.	The Florida Mall	FL	1,102
15.	Fashion Valley	CA	1,085
16.	Lenox Square	GA	1,047
17.	The Fashion Centre at Pentagon City	VA	991
18.	Houston Galleria	TX	987
19.	Roosevelt Field	NY	965
20.	Town Center at Boca Raton	FL	867
21.	Copley Place	MA	856
22.	The Fashion Mall at Keystone	IN	818
23.	Carlsbad Premium Outlets	CA	797
24.	The Mall at Chestnut Hill	MA	$781
25.	SouthPark	NC	775
26.	The Plaza at King of Prussia	PA	773
27.	La Plaza Mall	TX	758
28.	The Westchester	NY	757
29.	Wrentham Village Premium Outlets	MA	747
30.	Walt Whitman Shops	NY	734
Subtotal - Domestic (30 Assets)			

International

	Property	Country	Sales PSF (1)
1.	Roermond Designer Outlet Phases 2 & 3	Netherlands	$1,663
2.	Parndorf Designer Outlet Phases 3 & 4	Austria	1,359
3.	Gotemba Premium Outlets	Japan	1,262
4.	Yeoju Premium Outlets	Korea	913
5.	Kobe-Sanda Premium Outlets	Japan	882
6.	Noventa di Piave Designer Outlet Phases 1, 2 & 3	Italy	870
7.	Ashford Designer Outlet	UK	864
8.	Sano Premium Outlets	Japan	815
9.	Tosu Premium Outlets	Japan	786
10.	Toronto Premium Outlets	Canada	755
11.	Paju Premium Outlets	Korea	743
12.	Rinku Premium Outlets	Japan	728
Subtotal - International (12 Assets)			

- **Assets With Sales >$726 PSF: 42**
- **Assets With Sales >$1,088 PSF: 17**
- **Domestic Assets with Sales >$726 PSF Owned in JV: 8 out of 30**

(1) *Figures reflect 2014 actual results in U.S. Dollars.*

SIMON

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SIMON HAS DIVERSE GROWTH AVENUES 5 Simon’s global retail platform is poised to capture attractive growth opportunities beyond just the U.S. mall sector Outlets Development & Redevelopment McArthurGlen Hudson’s Bay Joint Venture International Klépierre •Strategically grow Premium Outlets platform through new development and expansions •Four new development openings projected in 2015 and four future development projects approved •Strategic presence in the highest growth international markets including relationships with best-in-class partners •NOI generated outside the U.S. is approximately 9% of total and growing •Project pipeline of $1 billion per annum through 2016 fully funded with annual free cash flow •$1.8 billion in redevelopment and expansion projects currently underway at 27 properties •29% interest in Klépierre (owns shopping centers in 13 European countries) as of Dec. 31, 2014 •Initial investment of €1.5 billion in March 2012 has increased to a current value of €2.6 billion (72%) •Joint venture with McArthurGlen to own and develop designer outlets, primarily in Europe •Opportunities for expansions of existing assets and potential new development in Italy, France, Belgium, Germany, The Netherlands, Spain and the UK •Strategic venture focused on credit tenant, net-leased and multi-tenanted retail buildings, including department stores •Venture initially includes 42 owned or ground-leased buildings leased to HBC’s full-line department store banners, Saks Fifth Avenue and Lord & Taylor

SIMON'S MALL PORTFOLIO

	Mall Portfolio
Number of Malls	109
12/31/14 Sales PSF (1)	$631
12/31/14 Occupancy (2)	96.6%
EBITDA Margin (3)	
2014	*70.7%*
2013	*71.0%*
2012	*70.5%*

(1) Simon defines sales PSF as total reported tenant sales on a trailing 12-month basis at owned GLA (for mall stores with less than 10,000 sq. ft.) in the malls.
(2) Simon defines occupancy as the percentage of GLA leased on the last day of the reporting period for all Simon owned space except for mall anchors, mall majors and mall freestanding.
(3) Reflects the ratio of EBITDA to total revenues. Simon's EBITDA margins exclude impact of assets spun-off to Washington Prime Group.

SIMON™
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IMPORTANT IBM JOINT VENTURE INFORMATION

- In **1998** Simon and Macerich acquired a 12 mall portfolio from IBM in a 50/50 JV
- Management and leasing responsibilities were split among assets on a geographic basis

	Mall	Location	Distance to Nearest Mall
Macerich Managed West Portfolio	Mesa Mall	Grand Junction, CO	163 miles
	Rushmore Mall	Rapid City, SD	156 miles
	Empire Mall	Sioux Falls, SD	77 miles
	Southern Hills Mall	Sioux City, IA	77 miles
	South Ridge Mall	Des Moines, IA	9 miles
	Lindale Mall	Cedar Rapids, IA	7 miles

	Mall	Location	Distance to Nearest Mall
Simon Managed East Portfolio	Lake Square Mall	Leesburg, FL	25 miles
	Valley Mall	Harrisonburg, VA	24 miles
	Northpark Mall	Davenport, IA	8 miles
	Southpark Mall	Moline, IL	8 miles
	Granite Run Mall	Media, PA	4 miles
	Eastland Mall	Evansville, IN	2 miles

  - **The East and West portfolios were far from comparable**
  - **The West portfolio was comprised primarily of malls that dominated strong middle markets with little or no competition, while the East portfolio properties were, for the most part, located in competitive markets**
  - **In the 2000's, several of the West portfolio properties benefitted from local economic factors such as favorable banking laws (Sioux Falls, SD), ethanol production (Iowa) and energy / mining (Grand Junction, CO)**
- In **2011** Macerich initiated discussions to dissolve the partnership and offered Simon its choice of either the East or West portfolio
  - **Simon elected to take the better real estate West portfolio which had been previously managed and leased by Macerich**
- Since taking over leasing and management on **December 31, 2011**, Simon has increased the NOI of the West portfolio by 16.9% and increased NOI margins from 64.7% to 69.7%

	Macerich Managed	Simon Managed			2011 - 2014 Cumulative	
	2011	2012	2013	2014	% Change	CAGR
Revenues	$73	$71	$76	$79	8.5%	2.8%
Expenses	(26)	(23)	(24)	(24)	(6.9%)	(2.4%)
NOI	$47	$48	$52	$55	16.9%	5.3%
NOI Margin	64.7%	67.1%	68.7%	69.7%		

Note: Dollars in millions.

SIMON™
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Source: Company filings and SNL Financial. (1)Reflects Simon’s FFO per share as reported. (2)Simon's 2014 FFO per share as reported excludes FFO from Washington Prime Group subsequent to the effective date of the spin-off. Comparable FFO per share growth as compared to 2013 was 13.9%. (3)Based on SNL Financial consensus 2015E FFO per share estimates as of March 18, 2015. (4)Excludes the special distribution to shareholders of Washington Prime Group stock in connection with its spin-off from Simon. For the avoidance of doubt, the figures do not include any dividends paid by WPG, which equates to $0.50 per SPG share per year based upon the spin-off distribution ratio. (5)Includes a $0.20 per share special dividend paid during 4Q11. (6)It is assumed that the 2015 dividend per share amount is equal to the most recently declared quarterly common dividend annualized. (7)Includes U.S. Malls and Premium Outlets owned under comparable periods; excludes lease termination income, interest income, land sale gains and the impact of significant redevelopment activities. Simon’s 2014 figures exclude impact of assets spun-off to WPG. All figures prior to 2014 include impact of assets spun-off to WPG. FFO per Share (As Reported) (1) Common Dividends per Share (4) SIMON HAS CONSISTENTLY DELIVERED FOR ITS SHAREHOLDERS Simon reinforces its industry leading comparable NOI growth (7)

SIMON’S INDUSTRY LEADING BALANCE SHEET 9 Simon’s A rated fortress balance sheet provides broad access to all forms of capital, including the investment grade global unsecured debt markets, which provide a durable cost of capital advantage Note: All figures presented on a pro rata basis. (1)Reflects availability based upon amounts outstanding as of December 31, 2014, including commercial paper. Capacity increased to $6.75 billion pro forma for recently closed amended / extended and upsized facility. (2)Calculated as 4Q14 LQA EBITDA divided by the sum of 4Q14 LQA interest expense and capitalized interest.

AGREEMENT IN PRINCIPLE WITH GENERAL GROWTH 10 •In order to make the record clear, Simon has previously advised Macerich of the following regarding its agreement with GGP: •There has never been any agreement regarding either Simon’s or GGP’s right to independently bid for the business or any assets of Macerich •Simon’s bid is in no way conditioned upon the sale of assets to GGP •There is no restriction on share acquisitions or dispositions by GGP or Simon, nor any agreement as to the management of the business and affairs of Macerich, other than the undertaking of the possible property sales to GGP •Simon has been advised by GGP that it does not own any shares of Macerich common stock; Simon has not acquired any shares of Macerich common stock since October 15, 2014 Simon has reached an agreement in principle to sell selected Macerich assets to General Growth Properties in connection with the closing of the acquisition

SIMON’S CLASS B SHARES 11 •To clarify any potential misperceptions, Simon presents the following facts about its Class B shares: •Structure has been in place since IPO in 1993, and always fully disclosed •Reflective of Simon family's continued significant stake in the company »Approximately ~31 million share equivalents, or approximately $6 billion •Currently elects a minority of 3 (even though it has the right to elect 4) out of Simon's 10 total directors »Right to elect is eliminated as shareholdings are reduced •Only 2 of those 3 directors are Simon family members »The third director is Richard Sokolov, the Company's President and highly regarded REIT veteran

SIMON FACTS 12 Development Pipeline Scale Total Shareholder Returns Portfolio Quality Based on Percentage of “A” Malls FFO per Share Growth Rates Transparent Disclosure •Simon’s development pipeline includes only approved, active projects and not its shadow pipeline which totals several billion dollars •Inclusion of WPG total return in Simon’s total return figure is inappropriate and contrary to standard industry practices •Green Street Advisors’ information reflects purely the number of assets rather than their value •Simon’s figure reflects the inclusion of unranked outlets, which are some of the best retail projects in America •Consensus 2015E FFO per share estimates relative to company guidance are higher for Simon •Simon has met or beat consensus FFO per share estimates 34 of the last 36 quarters (94.4%) •Other retail REITs, including CBL, Macerich and Taubman, include outlets within their mall portfolio disclosures •Simon’s transparency and results speak for themselves

13 This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal which Simon Property Group, Inc. ("Simon") has made for a business combination transaction with The Macerich Company ("Macerich"). In furtherance of this proposal and subject to future developments, Simon (and, if a negotiated transaction is agreed, Macerich) may file one or more registration statements, proxy statements, tender offer statements or other documents with the U.S. Securities and Exchange Commission (the "SEC"). This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document Simon and/or Macerich may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF SIMON AND MACERICH ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT, TENDER OFFER STATEMENT, PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of Macerich and/or Simon, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Simon through the web site maintained by the SEC at http://www.sec.gov. Simon and/or Macerich and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about executive officers and directors in definitive proxy statement filed with the SEC on April 10, 2014. You can find information about executive officers and directors in definitive proxy statement filed with the SEC on April 18, 2014. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available. You may obtain free copies of these documents using the sources indicated above. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Forward Looking Statements This communication may include -looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding Simon Property Group, Inc ("Simon") offer to acquire The Macerich Company ("Macerich"), its financing of the proposed transaction, its expected future performance (including expected results of operations and financial guidance), and the combined future financial condition, operating results, strategy and plans. Forward-looking statements may be identified by the use of the words or and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results to differ materially from those described in the forward-looking statements. These assumptions, risks and uncertainties include, but are not limited to, assumptions, risks and uncertainties discussed in most recent annual or quarterly report filed with the Securities and Exchange Commission (the and assumptions, risks and uncertainties relating to the proposed transaction, as detailed from time to time in and/or filings with the SEC, which factors are incorporated herein by reference. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this communication are set forth in other reports or documents that we may file from time to time with the SEC, and include, but are not limited to: (i) the ultimate outcome of any possible transaction between Simon and Macerich, including the possibilities that Macerich will reject a transaction with Simon, (ii) the ultimate outcome and results of integrating the operations of Simon and Macerich if a transaction is consummated, (iii) the ability to obtain regulatory approvals and meet other closing conditions to any possible transaction, including the necessary stockholder approvals, (iv) if a transaction with Macerich is consummated, the ability of Simon and General Growth Properties to reach a definitive agreement related to, and complete, the sale of certain assets of Macerich, as such sales would not be a condition to the Macerich transaction, and (v) the risks and uncertainties detailed by Macerich with respect to its business as described in its reports and documents filed with the SEC. All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Simon undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes. ADDITIONAL INFORMATION

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